Exhibit 10.6

WARNER MUSIC INC.

75 Rockefeller Plaza

New York, New York  10019

December 19, 2013
Effective January 1, 2014

Brian Roberts

c/o Warner Music Inc.

75 Rockefeller Plaza

New York, NY 10019

Dear Brian:

Please refer to the letter between Warner Music Inc. (“Company”) and you dated December 21, 2012, effective as of January 1, 2013, as amended by letter agreement dated February 11, 2013, effective January 1, 2013 (the “Agreement”).

This letter, when countersigned, shall constitute our agreement to amend the Agreement as set forth herein.  Unless otherwise indicated, capitalized terms shall have the meanings set forth in the Agreement.

Paragraph 2 of the Agreement is hereby amended to provide that your salary shall be $750,000 per year, effective January 1, 2014.

Except as expressly amended herein, the terms and provisions of the Agreement shall remain in full force and effect.

If the foregoing correctly sets forth our understanding, please sign below and return this agreement to Company.

WARNER MUSIC INC.

By:	/s/ Paul Robinson

Accepted and Agreed:

  /s/ Brian Roberts

Brian Roberts